Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
EQUITY

NOTE 16 – EQUITY

Statutory reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The restricted amounts as determined pursuant to PRC statutory laws totaled $2,632,797 as of December 31, 2018.

Shares issuances

In September 2016, the Company issued 800,000 shares of the Company’s common stock to settle a loan payable to an unrelated third party in the amount of RMB21,240,000 (approximately $3.2 million). The shares were valued at $4 per share because it was considered the fair value of the Company’s share that the investor was willing to convert the loan to.

In December 2016, the Company issued 900,000 common shares to an unrelated investor, at a price of $4 per share for a total of $3,600,000. As of December 31, 2016, the Company had not received the funds from the investor and the shares were held in escrow. The Company did not record the value of the stock issued as of December 31, 2016 because the transaction was considered incomplete. These shares are excluded from the number of the outstanding shares as well as from the calculation of the weighted average shares outstanding. The Company received the funds from the investor on September 17, 2017 and the shares were released from escrow.

On November 29, 2017, the Company completed its initial public offering (“IPO”) of 3,220,000 shares of its common stock at a public offering price of $5.00 per share. The gross proceeds from the offering were approximately $16.1 million before deducting placement agents’ commissions and other offering expenses, resulting in net proceeds of approximately $14.3 million. In connection with the offering, the Company’s common stock began trading on the NASDAQ Capital Market beginning on November 29, 2017 under the symbol “RETO”.

Noncontrolling interest

A reconciliation of noncontrolling interest as of December 31, 2018 and December 31, 2017 is as follows:

	December 31,	December 31,
	2018	2017
Beginning balance	$2,307,727	$5,012,260
Proportionate share of net income	87,064	668,396
Acquisition of noncontrolling interests in REIT Changjiang (a)	-	(3,970,350)
Foreign currency translation adjustment	(126,806)	597,421
Noncontrolling interest, ending balance	$2,267,985	$2,307,727

(a)

On January 10, 2016, Zhongrong Huanneng Investment (Beijing) Co., Ltd. (“Zhongrong”) signed an equity transfer agreement with Beijing REIT, pursuant to which the shareholders of Zhongrong agreed to transfer all of its equity interests held on behalf of four individual shareholders in REIT Changjiang to Beijing REIT. At the time of the transfer, REIT Changjiang was controlled in majority (84.32%) by the same four individual shareholders as those of Beijing REIT. Zhongrong and Beijing REIT are considered under common control since they are owned by the same four individual shareholders.

During the year ended December 31, 2016, REIT Holdings made a deposit of $565,000 to VBI with the intention to acquire VBI’s 15.68% non-controlling equity interest in REIT Changjiang for $3.3 million. The transaction was completed as of December 31, 2017. As a result, REIT Changjiang is now a wholly owned subsidiary of the Company.